UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2026

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Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

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Delaware	001-33225	20-5336063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9811 Katy Freeway, Suite 1200

Houston, Texas 77024

(Address of Principal Executive Offices) (Zip Code)

(346) 359-1010

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	GLDD	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 18, 2026, Great Lakes Dredge & Dock Corporation (the “Company”) and Saltchuk Resources, Inc. (“Saltchuk”) issued a joint press release announcing that Saltchuk had commenced a cash tender offer (the “Tender Offer”) to purchase any and all of the Company’s outstanding 5.25% Senior Notes due 2029 (the “Notes”). In conjunction with the Tender Offer, Saltchuk is soliciting consents (the “Consent Solicitation”) from holders of the Notes (collectively, the “Holders”) to amend certain provisions (the “Proposed Amendments”) of the indenture, dated as of May 25, 2021 (the “Indenture”), between Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, the Company and the subsidiary guarantors party thereto, under which the Notes were issued. If Holders of a majority in principal amount of the outstanding Notes deliver Consents, the Proposed Amendments would, among other things, eliminate substantially all of the restrictive covenants, eliminate certain events of default and modify certain redemption notice requirements with respect to the Notes. That press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference as if set forth in full.

Further information on the Tender Offer and Consent Solicitation is set forth in Saltchuk’s Offer to Purchase and Consent Solicitation Statement dated as of March 18, 2026.

This Current Report on Form 8-K and Exhibit 99.1 to this Current Report on Form 8-K do not constitute an offer to purchase or the solicitation of an offer to sell any securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Joint Press Release dated March 18, 2026 announcing Tender Offer and Consent Solicitation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Lakes Dredge & Dock Corporation

Date: March 18, 2026	By:	/s/ Vivienne R. Schiffer
Vivienne R. Schiffer
Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary